Inventories	12 Months Ended
Jun. 30, 2026
Inventories Abstract
Inventories

18. Inventories

	2026 USD	2025 USD
Telecom and networking equipment held for resale	642,885	–
Service and spare parts stock held at regional locations	188,200	–
Demonstration equipment	14,759	–
Hardware for which revenue has been deferred under IFRS 15 — VIS India	320,191	–
Inventories held in the VIS international sub-group	296,363	–
Other	4,247	–
	1,466,645	–

Inventories comprise telecom and networking equipment procured for resale to customers, service and spare parts held at the Bangalore, Mumbai, Hyderabad, Gurgaon, Chennai and Gujarat service locations to support annual maintenance obligations. Equipment is procured against confirmed customer orders rather than held for general stock, which limits the exposure to obsolescence. Demonstration equipment is held for customer evaluation and is transferred to cost of materials when sold or written down when withdrawn from use.

Inventories are measured at the lower of cost and net realisable value, cost being determined on a weighted average basis. No write-down to net realisable value was recognised during the period and no previous write-down was reversed. No inventories are pledged as security other than under the general security granted to Streeterville Capital, LLC described at Note 33.

The cost of inventories recognised as an expense during the period and included in cost of materials was USD 8,675,071 (2025: nil; 2024: nil).